Exhibit 99.1

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Elamex, S.A. de C.V. (the "Company") for the period ended April 4, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas J. Benson, Vice-President of Finance and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1). The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2). The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


DATE:  MAY 19, 2003                            By: /s/ THOMAS J. BENSON
                                           -------------------------------------
                                                       Thomas J. Benson
                                                VICE-PRESIDENT OF FINANCE AND
                                                   CHIEF Financial Officer


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99.1 (continued)

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

                                   PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Elamex, S.A. de C.V. (the "Company") for the period ended April 4, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard P. Spencer, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1). The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2). The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


DATE:  MAY 19, 2003                            By: /s/ RICHARD P. SPENCER
                                           -------------------------------------
                                                      Richard P. Spencer
                                                     PRESIDENT AND CHIEF
                                                      EXECUTIVE OFFICER

The foregoing certifications are being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and are not being filed as part of the Form 10-Q or as a separate disclosure document.